SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

(collectively, the “Funds”)

I.              The sub-sections entitled “Conflicts of Interest” and “Compensation” in the section entitled “PORTFOLIO MANAGERS” in the Funds’ Statement of Additional Information are replaced with the following:

Conflicts of Interest.  Portfolio managers generally face two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests.  The policies of EIMC and Evergreen International require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that a Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-adviser).  The structure of a portfolio manager’s or an investment adviser’s compensation may create an incentive for the manager or adviser to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts).  Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC and Evergreen International have policies and procedures to address the various potential conflicts of interest described above.  Each adviser has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, each firm has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation.  For EIMC and Evergreen International, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.  Certain portfolio managers may have bonuses predetermined at certain amounts for certain periods of time.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s and Evergreen International’s publicly traded parent company.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2005, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2006.

Portfolio Manager

Yi (Jerry) Zhang	International Team Composite Index Lipper Emerging Markets Index
William Zieff	Lipper Large Cap Core Index Lipper S&P Index Lipper Global Large Cap Core Index Lipper Multi Cap Value Index Callan Large Cap Core Index
Donald M. Bisson, CFA	Mid Cap Team Composite Index Lipper Global Small/Mid Cap Growth Index Lipper Small Cap Growth Index Callan Small/Mid Cap Growth Index
Francis Claro, CFA	International Team Composite Index Lipper Global Small Cap Growth Index Lipper International Small Cap Growth Index
Gilman C. Gunn	International Team Composite Index Lipper International Multicap Core Index Lipper Gold Index Callan International Equity Index
S. Joseph Wickwire, CFA	International Team Composite Index Lipper Gold Index
Peter Wilson	Lipper Global Income Index Lipper Institutional Money Market Index Lipper International Income Index Lipper Multi Sector Income Index Lipper Global Income CE Index
Anthony J. Norris	Lipper Global Income Index Lipper Institutional Money Market Index Lipper International Income Index Lipper Multi Sector Income Index Lipper Global Income CE Index
Alex Perrin	Lipper Global Income Index Lipper Institutional Money Market Index Lipper International Income Index Lipper Multi Sector Income Index Lipper Global Income CE Index
Michael Lee	Lipper Global Income Index Lipper Institutional Money Market Index Lipper International Income Index Lipper Multi Sector Income Index Lipper Global Income CE Index

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients.  Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

In addition to being compensated with an annual salary as described above, for calendar years 2006 and 2007, Mr. Claro will also receive predetermined bonuses (consisting of cash and stock awards) in lieu of a bonus based on performance and subjective evaluation, provided he remains an active employee in good standing as of the time such awards are to be made.  He also receives a portion of all management fees and performance fees charged to a privately offered fund for which he serves as portfolio manager.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits,

life, disability and long-term care insurance,

before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

November 13, 2006	578026 (11/06)